Pancreatic Cancer and Small Cell Lung Cancer Program Updates

Metastatic Pancreatic Ductal Adenocarcinoma (mPDAC) • • • Small Cell Lung Cancer (SCLC) •

Onvansertib SPECIFICITYPROPERTIES • • •

Line of Therapy Ph2 Ph3 Combination with:Trial IIT*

Targets with oncogenic alterations Targets without oncogenic alterations * ROS1 estimated eligible patients presented in Turning Point Therapeutics’ corporate presentation May 2022 slide 6 (NSCLC disease incidence in the US of 140k of which 2% of patients harbor ROS1 translocation). RET estimated eligible patients presented in Loxo Oncology’s corporate presentation January 2018 disclosed on Form 8-K (Jan 8, 2018). mCRC estimated population includes 1st line, KRAS- and NRAS-mutated cancers. mPDAC estimated population includes 1st line PDAC patients. SCLC estimated population includes SCLC salvage patients. TNBC estimated population includes invasive, 2nd line TNBC patients. 53 15 12 5050 48 Annual eligible U.S. patients (’000s)*

Metastatic Pancreatic Ductal Adenocarcinoma (mPDAC) Small Cell Lung Cancer (SCLC)

mPDAC CRDF-001 Ph 2 Second-Line Trial • mPDAC Biomarker Discovery Trial (IIT) • Path forward: Move to 1st line mPDAC •

mPDAC CRDF-001 Ph 2 Second-Line Trial • mPDAC Biomarker Discovery Trial (IIT) • Path forward: Move to 1st line mPDAC •

14 DAY CYCLE ENROLLMENT CRITERIA OBJECTIVE PRIMARY ENDPOINT SECONDARY ENDPOINT

Confirmed PR Waiting for confirmatory scan

 Confirmed PR Waiting for confirmatory scan

mPDAC CRDF-001 Ph 2 Second-Line Trial • mPDAC Biomarker Discovery Trial (IIT) • Path forward: Move to 1st line mPDAC •

• • OBJECTIVESENROLLMENT CRITERIA

Patient 28 (tumor responder) 0 10 20 30 0k 50k 100k 150k Patient 33 (tumor non-responder) 0 10 20 30 40 0 500 1000 1500 • •     

mPDAC CRDF-001 Ph 2 Second-Line Trial • mPDAC Biomarker Discovery Trial (IIT) • Path forward: Move to 1st line mPDAC •

ENROLLMENT CRITERIA 28 DAY CYCLE TWO LEAD-IN COHORTS SUBSEQUENT CHEMO + ONVANSERTIB TREATMENT* • • PRIMARY ENDPOINT SECONDARY ENDPOINTS

Metastatic Pancreatic Ductal Adenocarcinoma (mPDAC) Small Cell Lung Cancer (SCLC)

TRIAL RATIONALE

ENROLLMENT CRITERIA 21 DAY CYCLE PRIMARY ENDPOINT SECONDARY ENDPOINTS OBJECTIVE

ENROLLMENT CRITERIA PRELIMINARY EFFICACY (N=7) PRELIMINARY SAFETY (N=6)

Baseline Scan Restaging after Cycle 2

20252023 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 1st line mCRC randomized data readout mPDAC data readout SCLC data readout

Metastatic Pancreatic Ductal Adenocarcinoma (mPDAC) • • • Small Cell Lung Cancer (SCLC) •



Cardiff Oncology™

Pancreatic Cancer and Small Cell Lung Cancer Program Updates

SEPTEMBER 26, 2023

Forward-looking statements

CERTAIN STATEMENTS IN THIS PRESENTATION ARE FORWARD-LOOKING within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of words such as "anticipate," "believe," "forecast," "estimated" and "intend" or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements are based on our current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, our need for additional financing; our ability to continue as a going concern; clinical trials involve a lengthy and expensive process with an uncertain outcome, and results of earlier studies and trials may not be predictive of future trial results; our clinical trials may be suspended or discontinued due to unexpected side effects or other safety risks that could preclude approval of our product candidates; our clinical trials may encounter delays in initiation or enrollment that impact the cost and timing of the trial readout; risks related to business interruptions, including the outbreak of COVID-19 coronavirus, which could seriously harm our financial condition and increase our costs and expenses; uncertainties of government or third-party payer reimbursement; dependence on key personnel; limited experience in marketing and sales; substantial competition; uncertainties of patent protection and litigation; dependence upon third parties; regulatory, and risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations. There are no guarantees that any of our technology or products will be utilized or prove to be commercially successful. Additionally, there are no guarantees that future clinical trials will be completed or successful or that any precision medicine therapeutics will receive regulatory approval for any indication or prove to be commercially successful. Investors should read the risk factors set forth in our Form 10-K for the year ended December 31, 2022, and other periodic reports filed with the Securities and Exchange Commission. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and we do not undertake any obligation to update publicly such statements to reflect subsequent events or circumstances.

Highlights of today's mPDAC and SCLC program update

Metastatic Pancreatic Ductal Adenocarcinoma (mPDAC)

1. **CRDF-001 trial**
   - Onvansertib, in combination with 2nd line standard-of-care, generated an efficacy signal and was well-tolerated
2. **Biomarker discovery investigator-initiated trial**
   - Onvansertib monotherapy generated an efficacy biomarker response
   - Onvansertib inhibited hypoxia-response pathway in treatment-responsive patient
3. **First-line investigator-initiated trial planned**

Small Cell Lung Cancer (SCLC)

Monotherapy investigator-initiated trial

- Confirmed PR in first seven patients in onvansertib monotherapy trial

Onvansertib specifically targets PLK1, a well-established cancer target

Onvansertib

First oral, well-tolerated PLK1-selective inhibitor

PROPERTIES

- Small molecule
- Oral dosing
- 24-hour half-life



SPECIFICITY

Exquisitely specific for PLK1

ENZYME	IC_{50} (μM)
PLK1	**0.002**
PLK2	>10
PLK3	>10
CK2	0.4
FLT3	0.4
CDK1/CycB	>10
42 other kinases and >140 in the Millipore panel	>10

Our pipeline opens many attractive opportunities for onvansertib

	Line of Therapy	Trial	IIT*	Ph2	Ph3	Combination with:
mCRC (RAS-mut)	1st line	Ph 2 (w/Pfizer)		randomized		FOLFIRI/bev and FOLFOX/bev
	2nd line	Ph 1b/2		completed		FOLFIRI/bev
mPDAC	2nd line	Ph 2				Nal-IRI/leucovorin/ 5-FU
	1st line	Ph 2	OHSU Knight Cancer Institute			Gemzar®/Abraxane®
SCLC	2nd line	Ph 2	UPMC LIFE CHANGING MEDICINE			None (monotherapy)
TNBC	2nd line	Ph 2	Dana-Farber Cancer Institute			Paclitaxel

* For investigator-initiated trials (IITs) only, the investigator's institution is provided.

Onvansertib's MOA targets large patient populations with unmet need

Targets with oncogenic alterations	Targets without oncogenic alterations
ROS1	**PLK1**
RET	PARP
KRAS G12C	CDK4/6
EGFR	PD1/PDL1
TRK	VEGF

Annual eligible U.S. patients ('000s)*


Onvansertib opportunity
50
3
5
48
50
15
12
ROS1
RET
mCRC RAS-mut
1st line
mPDAC
1st line
SCLC
Salvage
TNBC
2nd line
invasive

* ROS1 estimated eligible patients presented in Turning Point Therapeutics' corporate presentation May 2022 slide 6 (NSCLC disease incidence in the US of 140k of which 2% of patients harbor ROS1 translocation). RET estimated eligible patients presented in Loxo Oncology's corporate presentation January 2018 disclosed on Form 8-K (Jan 8, 2018).

mCRC estimated population includes 1st line, KRAS- and NRAS-mutated cancers. mPDAC estimated population includes 1st line PDAC patients. SCLC estimated population includes SCLC salvage patients. TNBC estimated population includes invasive, 2nd line TNBC patients.

Metastatic Pancreatic Ductal Adenocarcinoma (mPDAC)

Small Cell Lung Cancer (SCLC)

Data from two mPDAC trials provides a path forward in 1st line setting

mPDAC
CRDF-001 Ph 2 Second-Line Trial

- Combination with Nal-irinotecan/leucovorin/5-FU

mPDAC
Biomarker Discovery Trial (IIT)

- Patients have 10 days of onvansertib monotherapy with pre- and post-therapy biopsies and bloodwork

Path forward: Move to 1st line mPDAC

- New IIT combining onvansertib with SoC (Gemzar/Abraxane)

Data from two mPDAC trials provides a path forward in 1st line setting

mPDAC
CRDF-001 Ph 2 Second-Line Trial

- Combination with Nal-irinotecan/leucovorin/5-FU

mPDAC
Biomarker Discovery Trial (IIT)

- Patients have 10 days of onvansertib monotherapy with pre- and post-therapy biopsies and bloodwork

Path forward: Move to 1st line mPDAC

- New IIT combining onvansertib with SoC (Gemzar/Abraxane)

CRDF-001 mPDAC 2nd line Ph2 trial combines onvansertib with SoC

ENROLLMENT CRITERIA

2nd line refractory patients

Measurable tumor by RECIST 1.1


mPDAC

OBJECTIVE

To determine the efficacy and safety of onvansertib when added to standard of care

PRIMARY ENDPOINT

ORR (RECIST 1.1)

SECONDARY ENDPOINT

Disease Control Rate (DCR)


ONVANSERTIB
15 mg/m2
2nd-Line SoC: Nal-IRI
+ leucovorin + 5-FU
14 DAY
CYCLE
14
13
12
11
10
9
8
7
6

Onvansertib+SoC has higher efficacy than 2nd line historical controls

Best Radiographic Response – 21 evaluable patients (as of September 13, 2023)*

	CRDF-001	Historical controls[1] 2nd line mPDAC	Historical controls[1] 1st line mPDAC
ORR	19% (4/21)	7.7%	23%


% change in target lesions from baseline
100
50
0
-50
-100
02-022
07-029
04-012
04-017
07-028
07-038
05-036
07-023
04-037
05-014
04-008
07-033
05-009
04-021
02-015
05-025
06-020
04-027
05-042
02-011
07-031
Best Response
PD
PR
SD
Confirmed PR
Waiting for confirmatory scan

* Radiographic response determined per RECIST 1.1. Waterfall plot and table reflect interim data as of September 13, 2023 from an ongoing trial and unlocked database. For ORR analysis, there are two patients excluded (04-026 and 04-041) that had two cycles of treatment but left the trial before their first post-baseline scan.

1. FDA insert for Onivyde (Nal-IRI): https://www.accessdata.fda.gov/drugsatfda_docs/label/2015/207793lbl.pdf; 387: 545–57. Von Hoff et al., N Engl J Med 2013; 369:1691-703.

Stable disease patients have converted to partial responses over time

Swimmer plot – 23 evaluable patients (as of September 13, 2023)*



04-008
05-025
05-009
02-011
04-027
07-031
05-014
06-020
04-037
07-033
07-038
05-036
02-015
02-022
04-017
04-012
05-042
04-041
04-021
04-026
07-023
07-028
07-029
0
4
8
12
Months
Reason for Discontinuation
Adverse Event
Death
Disease Progression
Withdrawal of Informed Consent
Response
Progressive Disease
Stable Disease
Partial Response
Confirmed Partial Response
On Treatment

* Swimmer plot reflects interim data as of September 13, 2023 from an ongoing trial and unlocked database. For the swimmer plot, there are two patients included (04-026 and 04-041) that had two cycles of treatment but left the trial before their first post-baseline scan.

Patient responses to onvansertib+SoC can deepen over time

Spider plot – 21 evaluable patients (as of September 13, 2023)*



100
20
0
-30
-100
% Change in target lesions from baseline
mPFS for SoC is 3.1 months
0
3
6
9
Months
Best Response
Partial Response
Progressive Disease
Stable Disease
Confirmed PR
Waiting for confirmatory scan

* Spider plot reflect interim data as of September 13, 2023 from an ongoing trial and unlocked database. For ORR analysis, there are two patients excluded (04-026 and 04-041) that had two cycles of treatment but left the trial before their first post-baseline scan.

Onvansertib+SoC has longer median PFS than 2nd line historical controls

Progression-free survival – 23 evaluable patients (as of September 13, 2023)*

	CRDF-001	Historical controls[1] 2nd line mPDAC	Historical controls[1] 1st line mPDAC
mPFS	5.0 mos	3.1 mos	5.5 mos
16 week progression-free[2]	56%	Not available	48%



Probability of Survival
1.00
0.75
0.50
0.25
0.00
mPFS: 5.0
0
2.5
5
7.5
10
Months

* Onvansertib mPFS are interim data as of September 13, 2023 from an ongoing trial and unlocked database. For PFS analysis, there are two patients included (04-026 and 04-041) that had two cycles of treatment but left the trial before their first post-baseline scan.

1. FDA insert for Onivyde (Nal-IRI): https://www.accessdata.fda.gov/drugsatfda_docs/label/2015/207793lbl.pdf ; 387: 545–57. Von Hoff et al., N Engl J Med 2013; 369:1691-703.
2. Probability of being progression-free at 16 weeks using KM survival analysis. Data not available for 2nd line

Data from two mPDAC trials provides a path forward in 1st line setting

mPDAC
CRDF-001 Ph 2 Second-Line Trial

- Combination with Nal-irinotecan/leucovorin/5-FU

mPDAC
Biomarker Discovery Trial (IIT)

- Patients have 10 days of onvansertib monotherapy with pre- and post-therapy biopsies and bloodwork

Path forward: Move to 1st line mPDAC

- New IIT combining onvansertib with SoC (Gemzar/Abraxane)

mPDAC Biomarker Discovery trial evaluates onvansertib monotherapy

Investigator-initiated trial at OHSU Knight Cancer Center

ENROLLMENT CRITERIA

Patients with metastatic pancreatic cancer (any line)


mPDAC

OBJECTIVES

Responsive biomarkers

- To demonstrate pancreatic tumor response to onvansertib monotherapy by measuring Ki67 and CA 19-9

Predictive biomarkers

- Use multi-omic analyses to identify predictive biomarkers of pancreatic tumor response to onvansertib

ONVANSERTIB
MONOTHERAPY

(12mg/m^2 QD, 10 days)



Pre-treatment biopsy & research blood

Post-treatment biopsy & research blood

Obtain biopsies / bloodwork before and after 10 days of onvansertib monotherapy to conduct extensive multi-omic analyses

Onvansertib monotherapy decreased tumor proliferation and CA19-9

Biomarker Discovery Trial: Biomarker Response* – 2 patients (as of September 13, 2023)

- Ki67 is a well-established marker of tumor proliferation
- CA 19-9 is a clinically-used biomarker to monitor treatment response

Patient 28 (tumor responder)



Ki67
%Ki67+ cells
30
20
10
0
(86%)
CA 19-9
CA 19-9 (U/ml)
150k
100k
50k
0k
(28%)

Mutation: KRAS G12V
1st line: Atezo/Bev + Gem/Nab → Response
2nd line: FOLFIRINOX → Progression
3rd line: Onvansertib monotherapy → CA19-9 Response

Patient 33 (tumor non-responder)



Ki67
%Ki67+ cells
40
30
20
10
0
(7%)
CA 19-9
CA 19-9 (U/ml)
1500
1000
500
0
98%

Mutation: KRAS Q61R
1st line: FOLFIRINOX → Response
2nd line: Onvansertib monotherapy → CA19-9 Progression

Pre-treatment Post-treatment

* Patient 28 and patient 33 had liver matastases and biopsies were taken pre- and post-onvansertib monotherapy treatment for ten days.

Data from two mPDAC trials provides a path forward in 1st line setting

mPDAC
CRDF-001 Ph 2 Second-Line Trial

- Combination with Nal-irinotecan/leucovorin/5-FU

mPDAC
Biomarker Discovery Trial (IIT)

- Patients have 10 days of onvansertib monotherapy with pre- and post-therapy biopsies and bloodwork

Path forward: Move to 1st line mPDAC

- New IIT combining onvansertib with SoC (Gemzar/Abraxane)

Proposed mPDAC 1st line Ph2 trial combines onvansertib with SoC

Proposed investigator-initiated trial with the OHSU Knight Cancer Institute

ENROLLMENT CRITERIA

First-line patients

Unresectable

Locally advanced or metastatic


mPDAC

TWO LEAD-IN COHORTS

Cohort 1

- 10-day lead-in with onvansertib monotherapy (30mg po daily)

Cohort 2

- No lead-in therapy

PRIMARY ENDPOINT

ORR, DCR at 16 weeks

SECONDARY ENDPOINTS

DoR, PFS, Safety

SUBSEQUENT CHEMO + ONVANSERTIB TREATMENT*


ONVANSERTIB
30 mg flat dose
Gemzar
Abraxane
28 DAY CYCLE
28
27
26
25
24
23
22
21
20
6
7
13
14

* If a DLT occurs at dose level 1; then omit day 8 chemo only, and continue with onvansertib 30mg dose; but if toxicity persists at day 15, then decrease onvansertib dose to 20mg daily

Metastatic Pancreatic Ductal Adenocarcinoma (mPDAC)

Small Cell Lung Cancer (SCLC)

Onvansertib demonstrates single-agent activity in preclinical SCLC models

TRIAL RATIONALE

Onvansertib monotherapy showed significant tumor growth inhibition against platinum-sensitive and -resistant models


SCLC

In vivo efficacy of onvansertib monotherapy (SCLC xenografts)*


CISPLATIN RESISTANT
CISPLATIN SENSIVITVE
Tumor volume (mm³)
2000
1500
1000
500
0
10
20
30
40
control
cisplatin
onvansertib
con.
cis.
onv.
Days on treatment

* Mice were implanted with SCLC PDX and treated with vehicle, cisplatin 3mg/kg IP weekly, or onvansertib oral 60mg/kg 10 ON / 4 OFF

Trial design for onvansertib monotherapy in extensive stage SCLC

ENROLLMENT CRITERIA

Relapsed who have received ≤2 prior therapies

Single-arm trial
Stage 1: N=15
Stage 2: N=20

UPMC LIFE CHANGING MEDICINE


SCLC

OBJECTIVE

To determine the efficacy and safety of onvansertib monotherapy

PRIMARY ENDPOINT

ORR (RECIST 1.1)

SECONDARY ENDPOINTS

Progression-Free Survival (PFS)
Overall Survival (OS)


ONVANSERTIB
onvansertib monotherapy
15 mg/m2
21 DAY CYCLE
15
16
17
18
19
20
21

Preliminary safety and efficacy for onvansertib monotherapy in SCLC

ENROLLMENT CRITERIA

Relapsed who have received ≤2 prior therapies

Single-arm trial
Stage 1: N=15
Stage 2: N=20

UPMC LIFE CHANGING MEDICINE


SCLC

PRELIMINARY SAFETY (N=6)

IRB reviewed safety data for the first 6 patients. Post IRB review, the trial continues to enroll with no conditions.

PRELIMINARY EFFICACY (N=7)

Best response	PR	SD	PD
# of patients	1 (confirmed)	3	3

Disease control rate = 57% (4/7)

Radiographic scans for patient with a confirmed PR in SCLC IIT

Baseline Scan



A: 37.2mm
B: 22.2mm
R

Restaging after Cycle 2



R

We have multiple near-term clinical data read outs

2023 | 2024 | 2025

2023 Q1	2023 Q2	2023 Q3	2023 Q4	2024 Q1	2024 Q2	2024 Q3	2024 Q4	2025
	mPDAC data readout SCLC data readout					1st line mCRC randomized data readout		

June 30, 2023 cash and investments*	$89.4M
Net cash used in Operating Activities* (Rolling two-quarter period ending June 30, 2023)	$15.8M
Based on our current projections we expect that our capital resources are sufficient to fund our operations into 2025	

* Financial information above is derived from our unaudited financials in Form 10Q filed on 8/9/23.

Highlights of today's mPDAC and SCLC program update

Metastatic Pancreatic Ductal Adenocarcinoma (mPDAC)

1. **CRDF-001 trial**
   - Onvansertib, in combination with 2nd line standard-of-care, generated an efficacy signal and was well-tolerated
2. **Biomarker discovery investigator-initiated trial**
   - Onvansertib monotherapy generated an efficacy biomarker response
   - Onvansertib inhibited hypoxia-response pathway in treatment-responsive patient
3. **First-line investigator-initiated trial planned**

Small Cell Lung Cancer (SCLC)

Monotherapy investigator-initiated trial

- Confirmed PR in first seven patients in onvansertib monotherapy trial